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                                                                 Exhibit 10.13

                            STOCK PURCHASE AGREEMENT

    This Stock Purchase Agreement (the "Agreement") dated as of November 10, 1997, is entered into by and among GateField Corporation, a Delaware corporation with offices at 47100 Bayside Parkway, Fremont, California 94538 (the "Company"), and the entities listed on Exhibit A hereto (the "Purchasers"), in connection with the purchase of (i) 1,000,000 shares of the Company's Series B Convertible Preferred Stock, par value $.10 (the "Preferred Stock"), convertible into up to 6,110,000 shares of the Company's common stock, $.10 par value (the "Common Stock"), to be sold to the Purchasers at the First Closing (as defined below), (ii) Common Stock Purchase Warrants in the form attached hereto as Exhibit B, to purchase an aggregate of 997,751 shares of Common Stock at a purchase price of $1.00 per share (collectively, the "Warrants"), to be sold to the Purchasers at the First Closing (as defined below), and (iii) 4,582,500 shares of Common Stock to be sold to the Purchasers at the Second Closing (as defined below). The shares of Common Stock issuable upon conversion of the Preferred Stock, the shares of Common Stock issuable upon exercise of the Warrants, and the Common Stock sold to the Purchasers at the Second Closing are collectively referred to herein as the "Shares". The Certificate of Designation setting forth the rights, restrictions, privileges and preferences of the Preferred Stock (the "Certificate of Designation") is attached hereto as Exhibit C. The solicitation of this Agreement and the offer and sale of the Preferred Stock, the Warrants and the Shares, are being made in reliance upon the provisions of Regulation D ("Regulation D") promulgated by the Securities and Exchange Commission ("SEC") under the United States Securities Act of
1933, as amended (the "Securities Act") or upon the provisions of Section 4(2) of the Securities Act. The Preferred Stock, the Warrants and the Shares are sometimes collectively referred to herein as the "Securities." The Common
Stock issuable upon conversion of the Preferred Stock and the Common Stock issuable upon exercise of the Warrants are sometimes collectively referred to herein as the "Underlying Stock."

    In consideration of the mutual promises, representations, warranties and conditions set forth herein, and intending to be legally bounded hereby, the Company and the Purchasers agree as follows:

1. PURCHASE AND SALE OF SECURITIES; CLOSING CONDITIONS

    1.1  PURCHASE AND SALE OF SECURITIES.

        (a) PURCHASE OF PREFERRED STOCK AND THE WARRANTS. Each of the Purchasers hereby agrees to purchase and the Company agrees to sell to each of the Purchasers (i) the number of shares of Preferred Stock set forth opposite such Purchaser's name on Exhibit A and (ii) a Warrant to purchase the number of shares of Common Stock set forth opposite such Purchaser's name on Exhibit A, for the aggregate purchase price set forth opposite such Purchaser's name on Exhibit A. The closing of the purchase of such Preferred Stock and the Warrants shall take place on the "First Closing," subject to the satisfaction (or waiver) of the conditions thereto set forth in Sections
    1.2 and 1.3 below:

        (b) PURCHASE OF COMMON STOCK. Each of the Purchasers hereby agrees to purchase and the Company agrees to sell to each of the Purchasers the number of shares of Common Stock set forth opposite such Purchaser's name on Exhibit A for the purchase price of $1.00 per share. The closing of the purchase of such Common Stock shall take place on the "Second Closing," subject to the satisfaction (or the waiver) of the conditions set forth in Sections 1.2 and 1.3 below. Notwithstanding the foregoing, if the stockholders of the Company do not approve the proposals to be submitted to them at the 1997 Annual Meeting of Stockholders to be held on or prior to December 19, 1997, as set forth in Section 1.3(a)(x), each of the Purchasers shall be relieved of its obligation to purchase Common Stock at the Second Closing.

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        (c)  PAYMENT AND DELIVERY OF STOCK CERTIFICATES.  On each Closing Date
    (as defined below), (i) each of the Purchasers shall pay the portion of the purchase price for the Securities to be issued and sold at the applicable Closing to such Purchaser by check or wire transfer to the Company, in accordance with the Company's written instructions, against delivery of duly executed stock certificates and the warrant which each such Purchaser is then purchasing and (ii) the Company shall deliver to each such Purchaser such stock certificates and the warrant against delivery of such purchase price.

        (d) CLOSING DATES. Subject to the satisfaction (or waiver) of the conditions thereto set forth in Sections 1.2 and 1.3 below, the date and time of the issuance and sale of the Preferred Stock, the Warrants and Common Stock pursuant to this Agreement (the "Closing Dates") shall be (i) in the case of the First Closing, 10:00 a.m. Pacific Standard Time on November 10, 1997 (the "First Closing Date"), and (ii) in the case of the Second Closing, 10:00 a.m. Pacific Standard Time, three business days following notification of the satisfaction (or waiver) of the condition to such Closing set forth in Section 1.3(b)(vii) (the "Second Closing Date") or, in each case, at such mutually agreed upon time.

    1.2 CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY TO ISSUE AND SELL THE PREFERRED STOCK, WARRANTS AND COMMON STOCK. The obligation hereunder of the Company to issue and sell the Preferred Stock, Warrants and Common Stock to each of the Purchasers at each respective Closing is subject to the satisfaction, at or before such Closing, of each of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

        (a) ACCURACY OF THE PURCHASER'S REPRESENTATION AND WARRANTIES. The representations and warranties of the Purchasers contained in this Agreement shall be true and correct as of the date when made and as of the applicable Closing Date as though made at each such time.

        (b) PERFORMANCE BY THE PURCHASER. The Purchasers shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the applicable Closing.

        (c) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits or adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced which may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

    1.3 CONDITIONS PRECEDENT TO THE OBLIGATION OF THE PURCHASERS TO ACQUIRE THE PREFERRED STOCK, WARRANTS AND COMMON STOCK. The obligation of the Purchasers hereunder to acquire and pay for the Preferred Stock, Warrants and Common Stock at each of the First Closing and the Second Closing, as applicable, is subject to the satisfaction, at or before the Closing Date in respect of such Closing, of each of the following conditions. Each of these conditions is for each of the Purchaser's sole benefit and may be waived by a Purchaser at any time in its sole discretion.

        (a) As to the First Closing:

            (i) ACCURACY OF THE COMPANY'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in this Agreement shall be true and correct as of the date when made and as of the First Closing Date as though made at each such time.

            (ii) PERFORMANCE BY THE COMPANY. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions contained in this Agreement and in all other agreements related to this Agreement to be performed, satisfied or complied with by the Company at or prior to the First Closing.

           (iii) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits or adversely effects any of the transactions

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       contemplated by this Agreement, and no proceeding shall have been commenced which may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

            (iv) ADVERSE CHANGES. Since December 31, 1996, no event which had or is likely to have a Material Adverse Effect has occurred, except as described in the Company's Form 10-Qs filed with the SEC for the quarterly periods ended March 31, and June 30, 1997. For purposes of this Agreement, "Material Adverse Effect" means any effect on the business, operations, properties, prospects, condition, financial or otherwise, net worth, or results of operations of the Company and which is material and adverse to the Company or to other entities controlled by the Company, taken as a whole, and/or any condition or situation which would prohibit or otherwise interfere with the ability of the Company or other entity controlled by the Company to enter into and perform its obligations under this Agreement.

            (v) NO SUSPENSION OF TRADING IN OR DELISTING OF COMMON STOCK. As of the First Closing Date, (A) the trading of the Common Stock shall not have been suspended by the SEC, The Nasdaq Stock Market, Inc. ("Nasdaq Inc.") or the National Association of Securities Dealers, Inc. (the "NASD"), (B) the Common Stock shall not have been delisted from the Nasdaq National Market (the "Exchange"), and (C) the Company shall not have been advised in writing that the Common Stock will be delisted from the Exchange.

            (vi) THE LEGAL OPINION. The Company shall have delivered to each of the Purchasers the opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, independent counsel to the Company, with respect to the matters set forth in Exhibit D attached hereto, dated as of the First Closing Date.

           (vii) OFFICER'S CERTIFICATE. The Company shall have delivered to the Purchasers a certificate in such form and substance as shall be reasonably satisfactory to the Purchasers, executed by an executive officer of the Company as of the First Closing Date, to the effect that all of the conditions to the First Closing shall have been satisfied.

          (viii) REGISTRATION RIGHTS AGREEMENT. The Company and the Purchasers shall have executed and delivered the Registration Rights Agreement attached hereto as Exhibit E.

            (ix) IRREVOCABLE LETTER OF INSTRUCTION. The Company shall have issued to the transfer agent for the Common Stock (and to any substitute or replacement transfer agent for its Common Stock coterminous with the Company's appointment of any such substitute or replacement transfer agent) irrevocable instructions regarding the issuance of certificates representing the Securities in such form and substance as shall be reasonably satisfactory to the Purchasers.

            (x) PROXY STATEMENT. The Company shall have filed with the SEC and Nasdaq Inc., a Notice of 1997 Annual Meeting of Stockholders to be held on or prior to December 19, 1997, together with a preliminary Proxy Statement requesting stockholder approval (A) of an amendment to the Company's Certificate of Incorporation providing for the classification of the Board of Directors into three classes, with members of each class serving staggered three-year terms, (B) of an amendment to the Company's Certificate of Incorporation providing for the increase in the number of shares of authorized Common Stock from 40,000,000 to 65,000,000 and
       (C) to sell securities of the Company to the Purchasers which prior to such sale represent more than 20% of the Company's outstanding voting stock; and nominating a four (4) person Board of Directors with Dr.
       James R. Fiebiger being nominated as a Class I Director for an initial term of one year, Messrs. Horst G. Sandfort and David J. Dunn being nominated as Class II Directors for an initial term of two years, and Mr. Jonathan S. Huberman being nominated as a Class III Director for an initial term of three years.

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            (xi)  CERTIFICATE AND DOCUMENTS.  The Company shall have delivered to the Purchasers:

               (A) the Certificate of Incorporation of the Company, as amended and in effect as of the date of the First Closing, certified by the Secretary of State of the State of Delaware;

               (B) certificates, as of the most recent practicable dates, as to the corporate good standing of the Company issued by the Secretary of State of the State of Delaware and the Secretary of State of the State of California;

               (C) the By-laws of the Company, as amended and in effect as of the date of the First Closing, certified by the Secretary of the Company; and

               (D) resolutions of the Board of Directors of the Company
                   authorizing and approving all matters in connection with this Agreement and the transactions contemplated hereby and authorizing and approving the amendments to the Company's Certificate of Incorporation and the other matters described in Section 1.3(a)(x) of this Agreement, certified by the Secretary of the Company as of the First Closing Date.

           (xii) OTHER MATTERS. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers and their counsel, and the Purchasers and their counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

        (b) As to the Second Closing:

            (i) ACCURACY OF THE COMPANY'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in this Agreement shall be true and correct as of the date when made and as of the Second Closing Date as though made at each such time.

            (ii) PERFORMANCE BY THE COMPANY. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions contained in this Agreement and in all other agreements related to this Agreement to be performed, satisfied or complied with by the Company at or prior to the Second Closing.

           (iii) ADVERSE CHANGES. Since December 31, 1996, no event which had or is likely to have a Material Adverse Effect has occurred, except as described in the Company's Form 10-Qs filed with the SEC for the quarterly periods ended March 31, and June 30, 1997.

            (iv) NO SUSPENSION OF TRADING OR DELISTING OF COMMON STOCK. As of the Second Closing Date, (A) the trading of the Common Stock shall not have been suspended by the SEC, Nasdaq Inc. or the NASD, (B) the Common Stock shall not have been delisted from the Exchange, and (C) the Company shall not have been advised in writing that the Common Stock will be delisted from the Exchange.

            (v) THE LEGAL OPINION. The Company shall have delivered to each of the Purchasers the opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, independent counsel to the Company, dated as of the Second Closing Date, with respect to the matters set forth in Exhibit D attached hereto, dated as of the Second Closing Date.

            (vi) OFFICER'S CERTIFICATE. The Company shall have delivered to the Purchasers a certificate in such form and substance as shall be reasonably satisfactory to the Purchasers, executed by an executive officer of the Company as of the Second Closing Date, to the effect that all the conditions to the Second Closing shall have been satisfied.

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           (vii)  STOCKHOLDER'S MEETING.  The stockholders of the Company shall have approved the amendments to the Company's Certificate of Incorporation and other matters specified in Section 1.3(a)(x).

          (viii) HART-SCOTT-RODINO ACT. All applicable waiting periods (and any extensions thereof) under the Hart-Scott-Rodino Act shall have expired or otherwise been terminated.

            (ix) AMENDMENT TO BYLAWS. The Board of Directors of the Company shall have amended the Bylaws of the Company to include a provision with respect to the matters specified in Section 4.10.

            (x) CERTIFICATE AND DOCUMENTS. The Company shall have delivered to the Purchasers:

               (A) the Certificate of Incorporation of the Company, as amended and in effect as of the date of the Second Closing, certified by the Secretary of State of the State of Delaware;

               (B) certificates, as of the most recent practicable dates, as to the corporate good standing of the Company issued by the Secretary of State of the State of Delaware and the Secretary of State of the State of California;

               (C) the By-laws of the Company, as amended and in effect as of the date of the Second Closing, certified by the Secretary of the Company; and

               (D) resolutions of the Board of Directors of the Company
                   authorizing and approving all matters in connection with this Agreement and the transactions contemplated hereby, certified by the Secretary of the Company as of the Second Closing Date.

            (xi) OTHER MATTERS. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers and their counsel, and the Purchasers and their counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

    1.4 CONVERSION OF PREFERRED STOCK. In the event the stockholders of the Company fail to approve the proposals specified in Section 1.3(a)(x) at the 1997 Annual Meeting of Stockholders to be held on or prior to December 19, 1997, the Purchasers holding at least 51% of the then outstanding shares of Preferred Stock shall have the right, upon fifteen (15) days prior written notice to the Company, to redeem the Preferred Stock, in whole or in part, for a cash payment from the Company equal to $4.5825 per share plus accrued and unpaid dividends thereon (subject to adjustment for stock splits, stock dividends, combination or similar recapitalizations affecting such shares); provided, however, that if the Purchasers do not elect to redeem the Preferred Stock, as provided above, the Conversion Price (as defined in the Certificate of Designation of the Preferred Stock) of all shares of the Preferred Stock shall be reduced from $1.00 to $.75 per share.

2. REPRESENTATIONS AND WARRANTIES OF PURCHASER

    Each of the Purchasers severally represents and warrants to the Company that:

        2.1 NO GOVERNMENT RECOMMENDATION OR APPROVAL. Such Purchaser understands that no United States federal or state agency, or similar agency of any other country, has passed upon or made any recommendation or endorsement of the Company or the offering of the Securities.

        2.2 INTENT. Such Purchaser is purchasing the Securities for its own account and not with a view towards distribution and such Purchaser has no present arrangement (whether or not legally binding) at any time to sell the Securities to or through any person or entity; provided, however, that by making the representations herein, such Purchaser does not agree to hold the Securities for any minimum or

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    other specific term and reserves the right to dispose of the Securities at any time in accordance with Federal and state securities laws applicable to such disposition. Such Purchaser understands that the Securities must be held indefinitely unless such Securities are subsequently registered under the Securities Act or an exemption from registration is available. Such Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act.

        2.3 SOPHISTICATED INVESTOR. Such Purchaser is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D) and, except for the Perscilla Faily Trust, an accredited investor (as defined in Rule 501 of Regulation D), and such Purchaser has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities. Such Purchaser acknowledges that the Securities are speculative and involve a high degree of risk.

        2.4 INDEPENDENT INVESTIGATION. Such Purchaser, in making its decision to purchase the Securities subscribed for hereunder, has relied upon an independent investigation made by it and/or its representatives and has not relied on any oral or written representations or assurances from the Company or any representative or agent of the Company, other than as set forth in this Agreement, in the public filings of the Company and in the documents described herein. Prior to the date hereof, such Purchaser has been furnished with and has reviewed the Company's latest proxy statement and Annual Report on Form 10-K sent to the Company's stockholders and all documents filed by the Company since December 31, 1996 pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (such documents are collectively referred to in this Agreement as the "Exchange Act Reports"). Such Purchaser has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and the offering of securities and has received satisfactory answers to all inquiries it has made with respect to the Company and the Securities. Such Purchaser acknowledges the price and terms of the Securities offered hereby have been determined by negotiation based, in part, on the market price for the Common Stock, and does not necessarily bear any relationship to the assets, book value or potential performance of the Company or any other recognized criteria of value.

        2.5 AUTHORITY. This Agreement has been duly authorized and validly executed, and delivered by such Purchaser and is a valid and binding agreement enforceable in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

        2.6 NO LEGAL ADVICE FROM COMPANY. Such Purchaser acknowledges that it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or its own legal counsel and tax advisors. Except for any statements or representations of the Company made in this Agreement and in the Exchange Act Reports, the Purchaser is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representative or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

        2.7 NO BROKERS. Such Purchaser has taken no action which would give rise to any claim by any person for brokerage commission, finder's fees or similar payments by the Company relating to this Agreement or the transactions contemplated hereby.

        2.8 NOT AN AFFILIATE. Prior to the First Closing, such Purchaser has not been an officer, director or "affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

        2.9 RELIANCE ON REPRESENTATIONS AND WARRANTIES. Such Purchaser understands that the Securities are being offered and sold to it in reliance on specific provisions of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth in this Agreement in order to determine the applicability of such provisions.

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3.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

    Subject to and except as disclosed by the Company in APPENDIX A annexed hereto (the "Disclosure Schedule"), the Company represents and warrants to each of the Purchasers that:

        3.1 COMPANY STATUS. The Company has registered the Common Stock pursuant to Section 12(b) or 12(g) of the Exchange Act, is in full compliance with all reporting requirements of the Exchange Act, and the Company has maintained all requirements for the continued listing of the Common Stock, and the Common Stock is currently listed on the Exchange. The Company has not been advised that the Common Stock will be delisted from the Exchange.

        3.2 CURRENT PUBLIC INFORMATION. The Exchange Act Reports are the only filings made by the Company since December 31, 1996 pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act.

        3.3 NO DIRECTED SELLING EFFORTS OR GENERAL SOLICITATION IN REGARD TO THIS TRANSACTION. Neither the Company nor any of its affiliates nor any distributor or any person acting on its or their behalf has conducted any "directed selling efforts" with respect to the Preferred Stock, the Warrants or the Common Stock nor has the Company conducted any general solicitation (as that term is used in Regulation D) with respect to any of the Securities, nor have they made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Securities under the Securities Act.

        3.4  CAPITALIZATION; ISSUANCE OF SECURITIES.

        (a) As of the date of this Agreement, the authorized capital stock of the Company consists of 40,000,000 shares of Common Stock, of which 35,538,756 shares are issued and outstanding, and 2,000,000 shares of series preferred stock, of which 1,000,000 shares have been designated Preferred Stock, none of which shares are issued or outstanding. The Company has adopted and filed the Certificate of Designation with the Secretary of State of the State of Delaware. As of the date of the Second Closing, the authorized capital stock of the Company consists of 65,000,000 shares of Common Stock and 2,000,000 shares of series preferred stock, of which 1,000,000 shares have been designated Preferred Stock, all of which are issued and outstanding. All of the issued and outstanding shares of Common Stock have been duly and validly issued and are fully paid and non-assessable. Except as set forth in Section 3.4 of the Disclosure Schedule (i) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Company is authorized or outstanding, (ii) the Company has no obligation (contingent or otherwise) to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Company, and (iii) the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. All of the issued and outstanding shares of capital stock of the Company have been offered, issued and sold by the Company in compliance with applicable Federal and state securities laws.

        (b) The issuance, sale and delivery of the Securities in accordance with this Agreement, the issuance and delivery of the shares of Common Stock issuable upon conversion of the Preferred Stock and the issuance and delivery of the shares of Common Stock upon exercise of the Warrants, have been duly authorized by all necessary corporate action on the part of the Company, and after the approval by the Company's stockholders of an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of Common Stock, all such shares shall be duly reserved for issuance. Upon issuance of the Securities (other than the Underlying Stock), the Securities (other than the Underlying Stock) will be duly and validly issued, fully paid and non-assessable; after the approval by the Company's stockholders of an amendment to the Company's

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    Certificate of Incorporation increasing the number of authorized shares of
    Common Stock, the shares of Common Stock issuable upon conversion of the Preferred Stock shall be duly reserved by the Company for issuance, and when issued and delivered in accordance with the terms of the Preferred Stock, will be duly and validly issued, fully paid and non-assessable; and after the approval by the Company's stockholders of an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of Common Stock, the shares of Common Stock issuable upon exercise of the Warrants have been duly reserved by the Company for issuance, and when issued and delivered in accordance with the terms of the Warrants, will be duly and validly issued, fully paid and non-assessable.

        (c) There are no agreements, written or oral, between the Company and any holder of its capital stock or any security convertible into its capital stock, or to the best of the Company's knowledge, among any such holders, relating to the acquisition (including, without limitation, rights of first refusal or pre-emptive rights), disposition, registration under the Securities Act, or voting of the capital stock of the Company.

        3.5 ORGANIZATION AND QUALIFICATION. The Company is a corporation duly incorporated and existing in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company does not have any subsidiaries, except for those listed on its Form 10-K filed with the SEC for the year ended December 31, 1996. The Company and each such subsidiary is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary other than those in which the failure so to qualify would not have a Material Adverse Effect. References to the "Company" in this Agreement shall also include each subsidiary of the Company, except where the context otherwise requires.

        3.6 AUTHORIZATION; ENFORCEMENT. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement and to issue the Securities in accordance with the terms hereof and thereof,
    (ii) the execution, issuance and delivery of this Agreement, the Preferred Stock, the Warrants and the Common Stock by the Company and all other agreements, including without limitation, the Registration Rights Agreement, required to be executed by the Company as provided herein (collectively, the "Ancillary Agreements"), and the consummation by the Company of the transactions contemplated hereby and thereby, including without limitation, the issuance of Common Stock upon the conversion or exercise thereof, have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required, (iii) this Agreement and the Ancillary Agreements have been duly executed and delivered by the Company, and (iv) this Agreement, the Ancillary Agreements, the Preferred Stock and the Warrants constitute, and upon execution, issuance and delivery thereof the Preferred Stock and the Warrants shall be, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

        3.7 CORPORATE DOCUMENTS. The Company has furnished or made available to the Purchaser true and correct copies of the Company's Certificate of Incorporation, as in effect on the date hereof (the "Certificate"), and the Company's By-Laws, as in effect on the date hereof (the "By-Laws").

        3.8 NO CONFLICTS. The execution, delivery and performance of this Agreement and the Preferred Stock, the Warrants and Common Stock by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including without limitation the issuance of common stock upon the conversion or exercise thereof, do not and will not (i) result in a violation of or conflict with the Certificate or By-Laws or (ii) violate, conflict with, or constitute a breach of or default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any Federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected, except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulations of any governmental entity, except for possible violations which either singly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under Federal, state or local law, rule or regulation in the United States to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Securities in accordance with the terms hereof and thereof (other than (i) compliance with the applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "Hart-Scott-Rodino Act") and (ii) any SEC, NASD, Nasdaq Inc. or state securities filings which may be required to be made by the Company subsequent to either the First Closing or the Second Closing, and any registration statement which may be filed pursuant hereto); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Purchasers herein.

        3.9 EXCHANGE ACT REPORTS; FINANCIAL STATEMENTS. The Company has delivered or made available to the Purchasers true and complete copies of the Exchange Act Reports (including, without limitation, proxy information and solicitation materials). As of their respective dates, the Exchange Act Reports complied in all material respects with the requirements of the Exchange Act and rules and regulations of the SEC promulgated thereunder and other Federal, state and local laws, rules and regulations applicable to such Exchange Act Reports, and none of the Exchange Act Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Exchange Act Reports comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present the financial condition of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which in the aggregate will not be material).

        3.10 NO MATERIAL ADVERSE CHANGE. Since December 31, 1996, the date through which the most recent annual report of the Company on Form 10-K which has been prepared and filed with the SEC, a copy of which is included in the Exchange Act Reports, there has been no material adverse change in the business, operations, properties, prospects, condition, financial or otherwise, net worth, or results of operations of the Company or its subsidiaries, except as described in the Company's Form 10-Qs filed with the SEC for the quarterly periods ended March 31, and June 30, 1997, and the Disclosure Schedule.

        3.11 NO UNDISCLOSED LIABILITIES. The Company and its subsidiaries have no liabilities or obligations of any type, which in the aggregate exceed $100,000, that are not fully reflected or disclosed in the Exchange Act Reports, other than those incurred in the ordinary course of the Company's or its subsidiaries' respective businesses since June 30, 1997.

        3.12 NO UNDISCLOSED EVENTS OR CIRCUMSTANCES. No event or circumstance has occurred or exists with respect to the Company or its subsidiaries or their respective businesses, properties, prospects, operations or condition, financial or otherwise, which, under applicable law, rule or regulation, requires disclosure in the Exchange Act Reports or public disclosure prior to the date hereof by the Company and which has not been so disclosed.

        3.13 NO INTEGRATED OFFERING. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration under the Securities Act of the offer, issuance and sale of the Securities to the Purchasers.

        3.14 NO BROKERS. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by the Purchasers relating to this Agreement or the transactions contemplated hereby.

        3.15 PROFORMA SEPTEMBER 30, 1997 FINANCIAL STATEMENTS. The proforma balance sheet and financial statements of the Company as of September 30, 1997 (the "Pro Forma Financials") which have been furnished to the Purchasers are true and correct in all material respects. The Pro Forma Financials have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except to the extent they may not include footnotes or may be condensed or summary statements) and fairly present the financial condition of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject to normal year-end audit adjustments which in the aggregate will not be material).

        3.16 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the execution and delivery of this Agreement, the offer, issuance, sale and delivery of the Securities, or the other transactions to be consummated at the First and Second Closings (other than the stockholder approval with respect to the Second Closing in accordance with Section 1.3(b)(vii)), as contemplated by this Agreement, except such filings as shall have been made prior to and shall be effective on and as of such Closing. Based on the representations made by the Purchasers in Section 2 of this Agreement, the offer and sale of the Securities to the Purchasers will be in compliance with applicable Federal and state securities laws.

        3.17 LITIGATION. There is no action, suit or proceeding, or governmental inquiry or investigation, pending, or, to the best of the Company's knowledge, any basis therefor or threat thereof, against the Company, which questions the validity of this Agreement or the right of the Company to enter into it, or which might result, either individually or in the aggregate, in a Material Adverse Effect.

        3.18 INTELLECTUAL PROPERTY. Set forth in the Disclosure Schedule is a true and complete list of all patents, patent applications, trademarks, service marks, trademark and service mark applications, trade names, copyright registrations and licenses presently used by the Company or necessary for the conduct of the Company's business as conducted and as proposed to be conducted, as well as any agreement under which the Company has access to any confidential information used by the Company in its business (collectively, the "Intellectual Property Rights"). The Company owns, or has the right to use under the agreements or upon the terms described in the Disclosure Schedule, all of the Intellectual Property Rights, and has taken all actions reasonably necessary to protect the Intellectual Property Rights. The business conducted or proposed by the Company does not and will not cause the Company to infringe or violate any of the patents, trademarks, service marks, trade names, copyrights, licenses, trade secrets or other intellectual property rights of any other person or entity. The Company is not aware that any employee is obligated under any contract (including any license, covenant or commitment of any nature), or subject to any judgment, decree or order of any court or administrative agency, that would conflict or interfere with
    (i) the performance of employee's duties as an officer, employee or director of the Company, (ii) the use of such employee's best efforts to promote the interests of the Company or (iii) the Company's business as conducted or proposed to be conducted. No other person or entity (including without limitation any prior employer of any employee of the Company) has any right to or interest in any inventions, improvements, discoveries or other confidential information utilized by the Company in its business.

        3.19 MATERIAL CONTRACTS AND OBLIGATIONS. Section 3.19 of the Disclosure Schedule lists each material agreement to which the Company is a party or subject, including without limitation all material employment and consulting agreements, employee benefit, bonus, pension, profit-sharing, stock option, stock purchase and similar plans and arrangements, and distributor and sales representative agreements. The Disclosure Schedule lists each agreement with any stockholder, officer or director of the Company, or any "affiliate" or "associate" of such persons (as such terms are defined in the rules and regulations promulgated under the Securities
    Act), including without limitation any agreement or other arrangement providing for the furnishing of services by, rental of real or personal property from, or otherwise requiring payments to, any such person or entity and any agreement relating to the Intellectual Property Rights. The Company has delivered to counsel to the Purchasers copies of all of the foregoing agreements. All of such agreements and contracts are valid, binding and in full force and effect.

        3.20 EMPLOYEES. All employees of the Company whose employment responsibility requires access to confidential or proprietary information of the Company have executed and delivered nondisclosure and assignment of invention agreements in the form attached hereto as Exhibit F, and all of such agreements are in full force and effect.

        3.21 ERISA. The Company does not have or otherwise contribute to or participate in any employee benefit plan subject to the Employee Retirement Income Security Act of 1974.

        3.22 BOOKS AND RECORDS. The minute books of the Company contain complete and accurate records of all meetings and other corporate actions of its stockholders and its Board of Directors and committees thereof. The Company has delivered to counsel to the Purchasers copies of all of the minutes of all meetings and other corporate actions of its stockholders and its Board of Directors and committees thereof held or taken since October 1, 1995.

        3.23 SECTION 203 OF THE DELAWARE GENERAL CORPORATION LAW. The transactions contemplated by this Agreement have been approved by the Board of Directors of the Company for purposes of Section 203 of the Delaware General Corporation Law.

        3.24 DISCLOSURES. Neither this Agreement nor any Attachment or Exhibit hereto, nor any report, certificate or instrument furnished to any Purchaser or its counsel in connection with the transactions contemplated by this Agreement, when read together, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. The Company knows of no information or fact which has or would have a Material Adverse Effect which has not been disclosed in the Disclosure Schedule.

4. COVENANTS

    4.1 REGISTRATION RIGHTS. The Company agrees that, at the First Closing, it will enter into a Registration Rights Agreement with the Purchasers, in the form and substance of Exhibit E attached hereto.

    4.2  RESERVATION OF COMMON STOCK.

    (a) As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, 250,000 shares of Common Stock for the purpose of enabling the Company to satisfy any obligation to issue shares of its Common Stock upon conversion of the Preferred Stock and exercise of the Warrants, and to sell to each of the Purchasers shares of its Common Stock at the Second Closing. The number of shares so reserved shall be increased to reflect stock splits and stock dividends and distributions.

    (b) From and after the date of stockholder approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock, the Company shall reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligation to issue shares of its Common Stock upon conversion of the Preferred Stock and exercise of the Warrants, and to sell to each of the Purchasers shares of its Common Stock at the Second Closing. The number of shares so reserved shall be increased to reflect stock splits and stock dividends and distributions.

    4.3 LISTING OF SHARES. The Company hereby agrees, promptly following the First Closing, to take such action to cause the Shares to be listed on the Exchange as promptly as possible but no later than 90 days following the First Closing Date. The Company further agrees, if the Company applies to have its Common Stock traded on any principal stock exchange or market, it will include the Shares in such application and will take such other action as is necessary or desirable to cause the Shares to be listed on such other exchange or market as promptly as possible.

    4.4 EXCHANGE ACT REGISTRATION. The Company will cause its Common Stock to continue to be registered under Section 12(g) or 12(b) of the Exchange Act, will comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act. The Company will take all action under its control to continue the listing and trading of its Common Stock on the Exchange and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD, the Nasdaq Inc. and the Exchange.

    4.5 LEGENDS. The Shares, and certificates evidencing the same shall, upon the effectiveness of the Registration Statement to be filed pursuant to the Registration Rights Agreement described in Section 4.1 (the "Registration Statement") be free of legends (except as provided in Section 5.1 below), "stop transfers," so-called, "stock transfer restrictions," or other restrictions.

    4.6 CORPORATE EXISTENCE. The Company will take all steps necessary to preserve and continue the corporate existence of the Company.

    4.7 BOARD OF DIRECTORS NOMINATIONS. The Company will cause David J. Dunn and Jonathan S. Huberman, or their successors as designated by the Purchasers (by action of the holders of at least 51% of the then outstanding Shares on as-converted basis), to be nominated on the Company's management slate of Directors for election to the Company's Board of Directors at the 1997 Annual Meeting of Stockholders to be held on or prior to December 19, 1997, and for re-election to the Company's Board of Directors on each Proxy Statement filed for each subsequent Annual Meeting of Stockholders (or Special Meeting of Stockholders where directors are elected) as their respective board seats come up for re-election until the earlier of (a) the date that the Company first reports Annual Net Income of at least Fifteen Million Dollars ($15,000,000) and
(b) the date that the Purchasers (including for this purpose each of the Purchaser's general partners and members of their respective immediate families to whom shares may have been distributed by a Purchaser) collectively own less than the Minimum Holdings (as defined below). The "Minimum Holdings" shall be the number of shares of Common Stock equal to 50% of the sum of (i) 4,582,500 (subject to appropriate adjustment for any stock dividend, stock split, combination or other similar recapitalization) (such number being the total number of shares of Common Stock issuable, as of the First Closing, upon conversion of the Preferred Stock issued to the Purchasers at the First Closing) and (ii) the total number of shares of Common Stock, if any, issued to the Purchasers at the Second Closing. For purposes of determining the total number of shares of Common Stock owned by the Purchasers, each of the Purchaser's general partners and members of their respective immediate families to whom shares may have been distributed by a Purchaser, such holders shall be deemed to own the total number of shares of Common Stock issuable upon conversion of the Preferred Stock. "Annual Net Income", as used herein, means the net income of the Company for a full fiscal year as reported in the Company's audited financial statements for such year, adjusted, however, by excluding from revenue for such fiscal year any extraordinary or non-recurring revenue and any up-front license fees which entitle the licensee-payor to license rights for a period in excess of one year.

    4.8  RIGHT OF FIRST REFUSAL.

    (a) Until such time as the earlier of (i) the date that the Company first reports Annual Net Income of Fifteen Million Dollars ($15,000,000) and (ii) the date that the Purchasers and their respective affiliates described in Section
4.7 collectively own less than the Minimum Holdings, each of the Purchasers shall have the right of first refusal to purchase all or part of its pro rata share of any New Securities (as defined below) which the Company may, from time to time, propose to sell and issue, subject to the terms and conditions set forth below. Each Purchaser's pro rata share, for purposes of this Section 4.8, shall equal a fraction, the numerator of which is the number of shares of Common Stock then held by such Purchaser or issuable upon conversion or exercise of any shares of Preferred Stock, the Warrants or other convertible securities, options, rights or warrants then held by such Purchaser, and the denominator of which is the total number of shares of Common Stock then outstanding plus the number of shares of Common Stock issuable upon conversion or exercise of then outstanding Preferred Stock or the Warrants or other convertible securities, option, rights or warrants held by the Purchasers.

    (b) "New Securities" shall mean any shares of capital stock of the Company whether now authorized or not, and rights, options or warrants to purchase capital stock, and securities of any type whatsoever which are, or may become, convertible into capital stock; provided, however, that the term "New Securities" does not include

        (i) the shares of Preferred Stock and the Warrants issued or issuable to the Purchasers pursuant to the terms of this Agreement or the shares of Common Stock issued or issuable to the Purchasers upon conversion of such securities;

        (ii) securities issued for the acquisition of another corporation by the Company by merger, purchase of substantially all the assets of such corporation or another reorganization resulting in the ownership by the Company of not less than a majority of the voting power of such corporation;

       (iii) not more than 4,037,618 shares of Common Stock (such number being subject to adjustment for any stock dividend, stock split, subdivision, combination or other recapitalization of the Common Stock of the Company) issued to directors or employees of or consultants to the Company pursuant to the Company's stock option plans and such additional shares of Common Stock that may be issued to employees of or consultants to the Company pursuant to stock option plans approved by a majority of the members of the Company's Board of Directors then in office;

        (iv) not more than 117,433 shares of Common Stock (such number being subject to adjustment for any stock dividend, stock split, subdivision, combination or other recapitalization of the Common Stock of the Company) issued to employees of the Company pursuant to the Company's employee stock purchase plan;

        (v) not more than 304,500 shares of Common Stock (such number being subject to adjustment for any stock dividend, stock split, subdivision, combination or other recapitalization of the Common

    Stock of the Company) issued to Halifax Fund L.P. or Capital Ventures International or their permitted transferees, pursuant to warrants issued to such holders and outstanding on the date hereof;

        (vi) not more than 202,595 shares of Common Stock (such number being subject to adjustment for any stock dividend, stock split, subdivision, combination or other recapitalization of the Common Stock of the Company) issued to Benjamin Huberman, James Fiebiger, Ton Tanke and Horst Sandfort or their permitted transferees, pursuant to warrants issued to such holders and outstanding on the date hereof;

       (vii) not more than 500,000 shares of Common Stock (such number being subject to adjustment for any stock dividend, stock split, subdivision, combination or other recapitalization of the Common Stock of the Company) issued to Siemens Aktiengesellschaft ("Siemens"), pursuant to Section 5.1 of that certain License Agreement between the Company and Siemens dated October 22, 1997; or

      (viii) securities issued as a result of any stock split, stock dividend or reclassification of Common Stock, distributable on a pro rata basis to all holders of Common Stock.

    (c) In the event the Company intends to issue New Securities, it shall give each Purchaser written notice of such intention, describing the type of New Securities to be issued, the price thereof and the general terms upon which the Company proposes to effect such issuance. Each of the Purchasers shall have 20 days from the date of its receipt of any such notice to agree to purchase all or part of its pro rata share of New Securities, and any additional New Securities not purchased by the other Purchasers, for the price and upon the general terms and conditions specified in the Company's notice by giving written notice to the Company stating the quantity of New Securities to be so purchased. In the event a Purchaser elects not to purchase all of its pro rata share of New Securities, and if each of the other Purchasers has given written notice to the Company that it does not desire to purchase the New Securities not being purchased, the Company may issue the New Securities described in the Company's notice within 30 days after the expiration of such 20-day period, for the price and upon the general terms and conditions specified in the Company's notice to the Purchasers.

    (d) For purposes of this Section 4.8, "Purchaser" shall include the general partners, officers or other affiliates of the Purchaser and members of their families, and the Purchasers may apportion, to the extent such apportionment would not prevent the Company from issuing New Securities in satisfaction of its obligations under this Section 4.8 pursuant to an exemption from registration under the Securities Act, its pro rata share among itself and such general partners, officers, affiliates and family members in such proportion as it deems appropriate.

    4.9 ABSENCE OF STOCKHOLDER APPROVAL. In the event the stockholders of the Company do not approve the proposals described in Section 1.3(a)(x) of this Agreement at the Company's 1997 Annual Meeting of Stockholders to be held on or prior to December 19, 1997, the Company shall promptly reimburse each of the Purchasers for the reasonable costs and expenses, including reasonable attorneys' fees, incurred by such Purchaser in connection with this Agreement and the transactions contemplated hereby; and the condition to exercise contained in the second paragraph of the Warrants shall cease to apply with the effect that such Warrants shall be irrevocably exercisable in accordance with their terms.

    4.10 BOARD OF DIRECTORS EXPANSION, ETC. The Company and the Purchasers agree that the election of the Chairman of the Board of the Company, if any, and the nomination of additional Directors to serve as members of the Board beyond the number specified in Section 1.3(a)(x) of this Agreement shall require the affirmative vote of three-fourths of the members of the Board of Directors then in office, and the Company shall use its best efforts to cause its Board of Directors to amend by the By-laws of the Company to include therein such a provision. Any amendments to such bylaw provision shall require the affirmative vote of three-fourths of the members of the Board of Directors then in office.

    4.11 HART-SCOTT-RODINO ACT. The Company and the Purchasers shall each promptly file any Notification and Report Forms and related material that it may be required to file with the Federal Trade

Commission and the Antitrust Division of the United States Department of Justice under the Hart-Scott-Rodino Act, shall use its best efforts to obtain an early termination of the applicable waiting period, and shall make any further filings or information submissions pursuant thereto that may be necessary, proper or advisable.

    4.12 SALE OF SHARES UNDER RULE 144. From and after the First Closing, at the request of any holder of Shares (or other Registrable Securities (as defined in the Registration Rights Agreement) who proposes to sell the same in compliance with Rule 144 under the Securities Act, the Company shall
(a) promptly furnish to such holder a written statement as to its compliance with the filing requirements of the SEC as set forth in Rule 144, as the same may be amended from time to time, and (b) make such additional filings of reports with the SEC as will enable the holders of Registrable Securities to make sales thereof pursuant to such Rule. The Company shall provide its transfer agent with appropriate instructions and/or opinions of counsel in order for any restrictive legend contained on the certificates for the Shares (or other Registrable Securities) to be removed when appropriate and for such holders to sell, transfer and/or dispose of the Registrable Securities in accordance with Rule 144.

    4.13 EXERCISE OF THE WARRANTS. Each of the Purchasers agrees that it shall not exercise the Warrants, in whole or in part, on or prior to December 19, 1997, PROVIDED, HOWEVER, each of the Purchasers may elect to exercise Warrants, in whole or in part, prior to such date in the event of any proposed (a) merger or consolidation of the Company into or with another corporation or other entity, (b) sale or other transfer in one or more transactions of 50% or more of the assets or earning power of the Company,
(c) tender or exchange offer for securities of the Company, (d) sale or other transfer in one or more transactions of 20% or more of the securities of the Company, or (e) liquidation, dissolution or winding up of the Company.

    4.14 ABSENCE OF MATERIAL CHANGES. In addition to any other rights provided by law or in the Certificate of Designations, prior to January 31, 1998, without the prior written consent of the Purchasers holding at least 51% of the Shares then outstanding, the Company shall not: (a) issue any stock, bonds or other corporate securities or grant any option or issue any warrant to purchase or subscribe for any of such securities or issue any securities convertible into such securities, EXCLUDING, HOWEVER, options to purchase Common Stock issued to employees of the Company in the ordinary course of business pursuant to the Company's existing stock option plans; (b) declare or make any payment or distribution to its stockholders with respect to its stock, including without limitation a stock split or stock dividend, or purchase or redeem any shares of its capital stock; (c) reclassify any shares of its capital stock; (d) merge or consolidate with or into any corporation or other entity, or sell all or substantially all of its assets; or (e) commit or agree to do any of the foregoing in the future.

5. LEGENDS

    5.1 LEGENDS. The certificates evidencing the Preferred Stock, the certificates evidencing the Common Stock purchased by the Purchaser at the Second Closing and certificates evidencing any shares of Common Stock issued upon conversion of the Preferred Stock prior to the effectiveness of the Registration Statement and, except as hereinafter provided in this Section 5.1, after effectiveness of the Registration Statement, will bear the following legend (the "Legend"):

    THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

    At the First Closing, the Company will issue to the transfer agent for its Common Stock (and to any substitute or replacement transfer agent for its Common Stock coterminous with the Company's appointment of any such substitute or replacement transfer agent) irrevocable instructions in form and substance reasonably satisfactory to the Purchasers. It is the intent and purpose of such instructions to require the transfer agent for the Common Stock from time to time to issue certificates evidencing the Shares free of the Legend during the following periods and under the following circumstances and without consultation by the transfer agent with Company or its counsel and without the need for any further advice or instruction to the transfer agent by or from the Company or its counsel:

        (a) At any time from and after the effectiveness of the Registration Statement, except during periods when use of the Registration Statement is suspended (as described in Section 7 of the Registration Rights Agreement):

            (i) Upon any surrender of one or more Preferred Stock certificates for conversion into Underlying Stock, to the extent such surrender is accompanied by a conversion notice requesting the issuance of certificates evidencing Common Stock free of the Legend and either containing or also accompanied by representations to the effect that the holder of the surrendered securities intends to effect one or more sales of such Shares pursuant to and in accordance with the Registration Statement, including the prospectus delivery requirements applicable thereto; and

            (ii) upon any surrender of one or more certificates evidencing Shares and which bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered and containing or also accompanied by representations by the holder of the surrendered securities to the effect of those described in Section 5.1(a)(i) above.

        (b) At any time from and after the First Closing Date, upon any surrender of one or more certificates evidencing Shares and which bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered and containing or also accompanied by representations that (i) the holder thereof is permitted to dispose thereof pursuant to Rule 144 promulgated under the Securities Act or (ii) the holder intends to effect the sale or other disposition of such securities, whether or not pursuant to the Registration Statement, to a purchaser or purchasers who will not be subject to the registration requirements of the Securities Act, or (iii) such holder is not then subject to such requirements.

    In addition, and if applicable, the Company shall reissue the Preferred Stock, the Common Stock and the Underlying Stock without the Legend at such time as (i) the holder thereof is permitted to dispose thereof pursuant to Rule 144 under the Securities Act or (ii) the holder intends to effect a sale thereof to a purchaser or purchasers who will not be subject to the registration requirements of the Securities Act, or (iii) the holder is not then subject to such requirements.

    5.2 NO OTHER LEGEND OR STOCK TRANSFER RESTRICTIONS. No legend has been or shall be placed on the share certificates representing the Securities and no instructions or "stop transfers," so called, "stock transfer restrictions," so called, or other restrictions have been or shall be given to the Company's transfer agent with respect thereto, other than as set forth in this Section 5.

    5.3 PURCHASER'S COMPLIANCE. Nothing in this section shall affect in any way the Purchasers' obligations under and agreement to comply with all applicable securities laws upon resale of the Securities.

6. CHOICE OF LAW AND VENUE

    THIS AGREEMENT SHALL BE CONSTRUED UNDER THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW OR CHOICE OF LAW, EXCEPT TO THE EXTENT THAT THE LAW OF THE STATE OF DELAWARE REGULATES THE COMPANY'S ISSUANCE OF SECURITIES.

7. ASSIGNMENT; ENTIRE AGREEMENT; AMENDMENT

    7.1 ASSIGNMENT. This Agreement may not be assigned by the Purchasers or the Company to any other person. Notwithstanding the foregoing, the provisions of this Agreement shall inure to the benefit of, and be enforceable by, any assignee of a Purchaser which is a general partner of such Purchaser and by any transferee of any of the Securities purchased or acquired by such Purchaser hereunder with respect to the Securities held by such person or entity.

    7.2 ENTIRE AGREEMENT; AMENDMENT. This Agreement, the Preferred Stock, the Warrants, the Common Stock, the Registration Rights Agreement, the Ancillary Agreements and the other agreements and documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and supersede all prior agreements and understandings relating to such subject matter, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth in this Agreement or therein. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

8. PUBLICITY

    The Company agrees that it will not disclose, and will not include in any public announcement, the name of a Purchaser without its consent, unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement and subject to the prior review of the content of such disclosure by each of the Purchasers.

9. NOTICES, ETC.; EXPENSES; INDEMNITY

    9.1 NOTICES. Any notice, demand, request or other communication required or permitted to be given by either the Company or a Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or by facsimile, with a hard copy to follow by overnight delivery by a reputable courier:

        If to the Company, at 47100 Bayside Parkway, Fremont, California 94538,
    Attention: President, Facsimile No: (510) 623-4405, or at such other address or addresses as may have been furnished in writing by the Company to the Purchasers, with a copy to Andrew J. Hirsch, Esq., Wilson Sonsini Goodrich & Rosati, Professional Corporation, 650 Page Mill Road, Palo Alto, California 94304, Facsimile No. (650) 493-6811; or

        If to a Purchaser, at its address set forth in Exhibit A, or at such other address or addresses as may have been furnished to the Company in writing by such Purchaser, with a copy to Paul P. Brountas, Esq., Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Facsimile No: (617) 526-5000.

    9.2 INDEMNIFICATION. Each party ("Indemnifying Party") shall indemnify the other party against any loss, liabilities, expenses, cost or damages (including reasonable attorney's fees) incurred as a result of the Indemnifying Party's breach of any representation, warranty, covenant or agreement in this Agreement. In addition, if the Company fails for any reason to sell the Preferred Stock to the Purchasers at the First Closing, the Company shall promptly pay the Purchaser an amount equal to the Purchasers' reasonable expenses and costs (including without limitation, reasonable attorneys' fees) incurred in connection with this Agreement and the transactions contemplated hereby.

10.COUNTERPARTS

    This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

11.SURVIVAL; SEVERABILITY

    The representations, warranties, covenants and agreements of the parties hereto shall survive both the First Closing and the Second Closing. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that the absence of such provision does not materially change the economic benefit of this Agreement to any party.

12.TITLE AND SUBTITLES

    The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

    IN WITNESS WHEREOF, the parties have signed this Agreement the day and year first written above.


ATTEST                                          GATEFIELD CORPORATION
/s/ DOUGLAS E. KLINT                            By: /s/ JAMES R. FIEBIGER
---------------------------------------------
Douglas E. Klint                                --------------------------------------------
VICE PRESIDENT, GENERAL COUNSEL                    James R. Fiebiger
AND CORPORATE SECRETARY                            ITS PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                                PURCHASERS:
                                                IDANTA PARTNERS LTD.
                                                By: /s/ DAVID J. DUNN
                                                --------------------------------------------
                                                   David J. Dunn, TRUSTEE
                                                   DUNN FAMILY TRUST
                                                   GENERAL PARTNER

                                                DUNN FAMILY TRUST
                                                By: /s/ DAVID J. DUNN
                                                --------------------------------------------
                                                   David J. Dunn, TRUSTEE

                                                PERSCILLA FAILY TRUST
                                                By: /s/ PERSCILLA FAILY
                                                --------------------------------------------
                                                   Perscilla Faily, TRUSTEE

                                                                       EXHIBIT A

                               LIST OF PURCHASERS

                                        NO. OF SHARES      NO. OF SHARES                          NO. OF SHARES
                                        OF PREFERRED      OF COMMON STOCK                        OF COMMON STOCK
                                            STOCK          ISSUABLE UPON     AGGREGATE PURCHASE  TO BE PURCHASED
                                       TO BE PURCHASED      EXERCISE OF       PRICE TO BE PAID      AT SECOND
NAME AND ADDRESS OF PURCHASER         AT FIRST CLOSING        WARRANT         AT FIRST CLOSING       CLOSING
------------------------------------  -----------------  ------------------  ------------------  ----------------
Idanta Partners Ltd. ...............         790,000             788,223        $  3,620,175          3,620,175
  4660 La Jolla Village Drive, Suite
  850
  San Diego, California 91222
  Attn: David J. Dunn
  Facsimile No.: (619) 452-2013
Dunn Family Trust ..................         200,000             199,550        $    916,500            916,500
  4660 La Jolla Village Drive, Suite
  850
  San Diego, California 91222
  Attn: David J. Dunn, Trustee
  Facsimile No.: (619) 452-2013
Perscilla Faily Trust ..............          10,000               9,978        $     45,825             45,825
  4660 La Jolla Village Drive, Suite
  850
  San Diego, California 91222
  Attn: Perscilla Faily, Trustee
  Facsimile No.: (619) 452-2013
                                      -----------------       ----------     ------------------  ----------------
    TOTAL...........................       1,000,000             997,751        $  4,582,500          4,582,500
                                      -----------------       ----------     ------------------  ----------------
                                      -----------------       ----------     ------------------  ----------------

                                     A-1